COOK & BYNUM FUNDS TRUST

Supplement dated May 19, 2010

to the

Statement of Additional Information dated January 28, 2010

for

The Cook & Bynum Fund

(sole series of the Cook & Bynum Funds Trust)

Effective May 3, 2010, David A. Hobbs resigned as an Independent Trustee of the Board of Trustees for the Cook & Bynum Funds Trust.  Accordingly, all references to David A. Hobbs are hereby deleted.

Pursuant to the action of the Board of Trustees of the Cook & Bynum Funds Trust on April 30, 2010 and effective upon the resignation of David A. Hobbs on May 3, 2010, Charles H. Ogburn was appointed as an Independent Trustee to the Board of Trustees of the Cook & Bynum Funds Trust.  Accordingly, the following is hereby added to the table located within the section “Trustees and Officers”:

Independent Trustees^
Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee
Charles H. Ogburn Age 54	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 3, 2010. **	Mr. Ogburn has been Executive Director of Arcapita, Inc., a private equity investment firm, since March 2001.	1	Director, Caribou Coffee Company Non-Executive Chairman, Crawford & Company

+ Unless otherwise indicated, the address of each Trustee of the Trust is 2204 Lakeshore Drive, Suite 218, Birmingham, AL  35209.

^ Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

** Each Trustee serves for an indefinite term.  Each officer serves for an annual term and until his or her successor is elected and qualified.

Effective May 3, 2010, Charles H. Ogburn became a member and chairman of the Audit Committee and a member of the Nominating Committee.  Accordingly, the list of the members of the Audit Committee and the Nominating Committee located within the section “Trustees and Officers” is hereby replaced with the following:

Audit Committee

The Board has formed an Audit Committee to (a) oversee the series of the Trust’s (the “Fund”) accounting and financial reporting policies and practices, and its internal controls; (b) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) to act as a liaison between the Trust’s independent auditors and the full Board.  The Audit Committee has adopted a charter to govern such activities.  The members of the Audit Committee are: Charles H. Ogburn and Bruce F. Rogers.

Nominating Committee

The Board has formed a Nominating Committee (“Nominating Committee”).  The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board.  The members of the Nominating Committee are: Charles H. Ogburn and Bruce F. Rogers.

As of May 19, 2010, the Trustees owned the following aggregate amounts of Fund Shares:

NAME OF TRUSTEE	DOLLAR RANGE OF FUND SHARES HELD IN THE FUND	AGGREGATE DOLLAR RANGE IN ALL REGISTERED FUNDS OVERSEEN BY TRUSTEE IN COOK & BYNUM FAMILY OF INVESTMENT COMPANIES
J. Dowe Bynum	>$100,000	>$100,000
Charles H. Ogburn	$50,001-$100,000	$50,001-$100,000
Bruce F. Rogers	$1-$10,000	$1-$10,000

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